UNITED STATES
                    SECURITIES AND EXCHANGE COMMSSION
                        WASHINGTON, D.C. 20549




                              FORM 8-K
Current Report Pursuant to SECTION 13 OR 15(d) OF THE SECURITIES
                       AND EXCHANGE ACT OF 1934


                       Date: August 27, 2001
                  Commission file number: 0-28035


                             EMC GROUP, INC.
     FLORIDA                  Registrant              05-9346551
State of incorporation                           (IRS Employer number)


                  ADDRESS OF PRINCIPAL EXECUTIVE OFFICE:
                            346 Tanager Court
                         Lakeland, Florida 33803
                         Telephone: 863-619-6353




Item 5. OTHER EVENTS.
Changes in Security Ownership of Certain Beneficial Owners.
The Company has been advised of Certain Changes in Security Ownership by Certain Beneficial Owners, which are listed below:

Total number of the Company's common shares outstanding as of August 27, 2001 is = 2,775,200

The following table sets forth as of August 27, 2001, the number and percentage owned of record and beneficially, by each Officer and Director of the Company and by any other entity or person owning
5% or more of the Company's outstanding shares.

                   Name and Address                Amount and Nature          Percent
Title of Class    of Beneficial Owner     Note    of Beneficial Owner        of Class
______________  ________________________  ____    _______________________    _________
Common Stock   Treats Canada Corporation   1     200,000 shares -                7.21%
               Paul Gibson , President           Franchisor of the Treats
               418 Preston Street                Franchise System
               Ottawa, Ontario K1S 4N2

Common Stock   134330 Ontario, Inc.        2     375,000 shares - A Canadian    13.51%
               IN TRUST                          Company
               Bryan Fevens, Pres.
               38 Stinson Ave.
               Nepean, Ontario K2H 6N3
               Canada

Common Stock   Hector Campagna IN TRUST    3     575,000 shares - A Canadian    20.72%
               2132 Johnston Road                Investor
               Ottawa, Ontario K1G 5J7
               Canada

Common Stock   George Gibson               4     279,000 shares - Private       10.05%
               632 Princess Louise Drive         Investor
               Orleans, Ontario K4A 2B7
               Canada

Common Stock  Erhard Sommer                      40,000 shares- President        1.44%
              346 Tanager Court                  CEO and Director of EMC
              Lakeland, FL 33803                 Group, Inc.

Common Stock  Peter- Mark Bennett                14,000 shares- Secretary        0.51%
              71 Bernard Court, N.W.             and Treasurer, and Director
              Calgary, Alberta T3K 2B3           of EMC Group, Inc.
              Canada

Common Stock  Sandro Campagna                    14,000 shares - Director        0.51%
              1316 Squire Drive                  of EMC Group, Inc.
              Manotick, Ontario K4M 1B8
              Canada





FOOT NOTES TO TABLE:

(1)On June 3, 2001, Treats Canada Corporation converted their 2.8 million preference shares to 200,000 of the Company's common shares and a one time cash payment of $25,000, with the approval of the Company's Board of Directors. There are no other preference shares issued and/or outstanding.

(2)134330 Ontario Inc. as Trustee, holds the shares in EMC GROUP, INC.
   as bare Trustee for employees and shareholders of 134330 Ontario Inc. (the "Trust"). Schyler Patrick Letteney Fevens is the beneficial owner of 125,000 or 4.50% of the total outstanding common shares of EMC GROUP, INC.. The remaining beneficiaries of the Trust own less than 5% of the issued and outstanding common shares of EMC GROUP, INC.

(3)Hector Campagna in Trust holds the shares of EMC GROUP, INC. as bare Trustee for members of his immediate family (the "Trust").
   Hector Campagna is the beneficial owner of 125,000 or 4.50% of the total outstanding common shares of EMC GROUP, INC.. The remaining beneficiaries own less than 5% of the issued and outstanding common shares of EMC GROUP, INC. Hector Campagna is the brother of Sandro Campagna, a Director of the Company.

(4)George Gibson owns 279,000 of the Company's common stock, of which 204,000 shares are subject to the sales volume, method of sale, and reporting restrictions of Rule 144 (and the trading and reporting restrictions of Section 16 of the Securities Exchange Act of 1934). George Gibson is a brother of the President and CEO of Treats Canada Corporation.

No warrants, options, rights, conversion privileges or any other obligations exercisable within 60 days have been authorized by the Company.


                   SECURITY OWNERSHIP OF MANAGEMENT



                         Name and                      Amount and            Percent
Title of Class    Address of Beneficial Owner    Nature of Beneficial Owner  of Class
______________    ___________________________    __________________________  __________
Common Stock     Erhard Sommer                  40,000 shares- President        1.44%
                 346 Tanager Court              CEO and Director of EMC
                 Lakeland, FL 33803             Group, Inc.

Common Stock     Peter- Mark Bennett            14,000 shares- Secretary        0.51%
                 71 Bernard Court, N.W.         and Treasurer  and Director
                 Calgary, Alberta T3K 2B3       of EMC Group, Inc.
                 Canada

Common Stock     Sandro Campagna                14,000 shares - Director        0.51%
                 1316 Squire Drive              of EMC Group, Inc.
                 Manotick, Ontario K4M 1B8
                 Canada
_______________________________________________________________________________________

OFFICERS AND DIRECTORS AS A GROUP               68,000 SHARES                   2.46%
_______________________________________________________________________________________



The above noted Common Shares issued to officers and directors of the Company are Restricted Stock and subject to Rule 144 subject to the sales volume, method of sale, and reporting restrictions of Rule 144 (and the trading and reporting restrictions of Section 16 of the Securities Exchange Act of 1934).

There are no options or warrants granted to present officer(s), directors or other entities.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                                EMC GROUP, INC.
                                                   Registrant
Date: August 27, 2001
                                                /s/Erhard Sommer
                                                 President